Exhibit 99.1

Trulieve Reports Fourth Quarter and Record Full Year 2022 Results

Exceeding $1.2 Billion in Revenue

•	Record revenue of $1.24 billion in 2022, up 32% year over year, and quarterly revenue of $302 million, with 2% retail revenue growth sequentially

•	Industry leading U.S. retail network of 181 dispensaries, up 14% from 2021, supported by over 4 million square feet of cultivation and processing capacity as of December 31, 2022

•	Achieved fourth quarter operating cash flow of $55 million and free cash flow of $21 million

Tallahassee, FL – March 8, 2023 – Trulieve Cannabis Corp. (CSE: TRUL) (OTCQX: TCNNF) (“Trulieve” or “the Company”), a leading and top-performing cannabis company in the U.S., today announced its results for the fourth quarter and full year ended December 31, 2022. Results are reported in U.S. dollars and in accordance with U.S. Generally Accepted Accounting Principles unless otherwise indicated. Numbers may not sum perfectly due to rounding.

Q4 2022 Financial and Operational Highlights*

•	Revenue of $302 million, with 2% retail revenue growth and 96% of revenue from retail sales.

•	Achieved GAAP gross margin of 50%, with gross profit of $150 million.

•	Reported net loss of $77 million. Adjusted net loss of $35 million* excludes non-recurring charges, asset impairments, disposals and discontinued operations.

•	Generated adjusted EBITDA of $85 million*, or 28% of revenue. Adjusted EBITDA reflects one time charges, idle capacity, and inventory reduction tied to cash generation efforts.

•	Reduced inventory by $4 million versus $32 million build in the third quarter.

•	Achieved operating cash flow of $55 million and free cash flow of $21 million.

•	Closed $90 million in commercial loans with average interest rate of 7.5% interest.

•	Opened five new dispensaries in Sierra Vista, Arizona; Hobe Sound, Lake Worth, and Land O’ Lakes, Florida; and Huntington, West Virginia and rebranded Trulieve dispensary in Glendale, Arizona.

*	See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for all Non-GAAP metrics.

2022 Full Year Financial and Operational Highlights*

•	Revenue of $1.2 billion increased 32% year-over-year.

•	Gross profit of $682 million and gross margin of 55% in 2022.

•

GAAP net loss of $246 million and adjusted net loss of $30 million*, which excludes non-recurring charges, asset impairments, disposals and discontinued operations, associated with the Harvest acquisition and strategic repositioning of assets to improve cash flow.

•	Adjusted EBITDA of $400 million, or 32% of revenue.*

•	Cash at year end of $219 million.

•	Closed $75 million in senior secured notes at 8% interest due October 2026.

•	Commenced cultivation operations in Georgia to support retail launch in 2023.

•	Opened 25 dispensaries in 2022, increasing retail footprint by 14% to 181 retail locations nationwide at year end.

•	Exited 2022 with operations in 11 states, with 32% of our retail locations outside of the state of Florida

*	See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for all Non-GAAP metrics.

Recent Developments

•	Opened three new dispensaries in Palatka and Winter Haven, Florida and Beckley, West Virginia.

•	Launched adult-use sales in Bristol, Connecticut.

•	First U.S. cannabis company to launch advertising campaigns on Twitter.

•	Launched proprietary brands Roll One and Modern Flower in West Virginia and Massachusetts.

•	Currently operate 184 retail dispensaries and over 4 million square feet of cultivation and processing capacity in the United States.

Management Commentary

“Trulieve has grown to surpass $1.2 billion in revenue in less than seven years, a notable milestone and a testament to the agility of our team,” said Kim Rivers, Trulieve CEO. “Our success is the culmination of thoughtful intention, superb execution, and best in class capabilities for rapid growth.”

Rivers continued, “With increasing mainstream support and meaningful regulatory reform on the horizon, tremendous growth opportunities lie ahead for U.S. legal cannabis. In 2023, we are laser focused on cash generation while investing to build a sustainable company designed to thrive in an integrated commerce environment.”

Financial Highlights*

Results of Operations	For the Three Months Ended					For the Full Year Ended
(Figures in millions and % change based on these figures)	December 31, 2022	December 31, 2021	change	September 30, 2022	change	December 31, 2022	December 31, 2021	change
Revenue	$302	$305	-1%	$301	0%	$1,240	$938	32%
Gross Profit	$150	$134	12%	$168	-11%	$682	$568	20%
Gross Margin %	50%	44%		56%		55%	61%
Adjusted Gross Profit	$162	$181	-10%	$172	-6%	$703	$621	13%
Adjusted Gross Margin %	54%	59%		57%		57%	66%
Operating Expenses	$156	$150	4%	$198	-21%	$650	$368	77%
Operating Expenses %	52%	49%		65%		52%	39%
Net Income (Loss)**	$(77)	$(72)	—	$(115)	—	$(246)	$18	—
Net Income (Loss) Continuing Ops	$(76)	$(70)	—	$(77)	—	$(205)	$19	—
Adjusted Net Income (Loss)	$(35)	$2	—	$4	—	$(30)	$123	—
Diluted Shares Outstanding	189	145		189		188	147
EPS Continuing Ops	$(0.40)	$(0.48)	—	$(0.41)	—	$(1.06)	$0.14	—
Adjusted EPS	$(0.18)	$0.01	—	$0.02	—	$(0.16)	$0.84	—
Adjusted EBITDA	$85	$101	-16%	$99	-14%	$400	$385	4%
Adjusted EBITDA Margin %	28%	33%		33%		32%	41%

*	See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for all Non-GAAP metrics.
**	Includes discontinued operations.

Conference Call

The Company will host a conference call and live audio webcast on March 8, 2023, at 8:30 A.M. Eastern time, to discuss its fourth quarter and full year 2022 financial results. Interested parties can join the conference call by dialing in as directed below. Please dial in 15 minutes prior to the call.

North American toll free: 1-888-317-6003	Passcode: 0344386

International: 1-412-317-6061	Passcode: 0344386

A live audio webcast of the conference call will be available at:

https://app.webinar.net/ablVoLE61N3

A powerpoint presentation and archived replay of the webcast will be available at:

https://investors.trulieve.com/events

The Company’s Form 10-K for the year ended December 31, 2022, will be available on the SEC’s website or at https://investors.trulieve.com/annual-reports-and-proxy. The Company’s Management Discussion and Analysis for the period and the accompanying financial statements and notes will be available under the Company’s profile on SEDAR and on its website at https://investors.trulieve.com/quarterly-results. This news release is not in any way a substitute for reading those financial statements, including the notes to the financial statements.

Trulieve Cannabis Corp.

Consolidated Balance Sheets

(in millions)

	2022	2021
ASSETS
Current Assets:
Cash and cash equivalents	$212.3	$230.1
Restricted cash	6.6	3.0
Accounts receivable, net	9.4	8.6
Inventories, net	297.8	209.9
Prepaid expenses and other current assets	63.6	68.1
Notes receivable - current portion	0.7	1.5
Assets associated with discontinued operations	2.5	3.6

Total current assets	593.0	524.9
Property and equipment, net	796.9	779.4
Right of use assets - operating, net	101.4	111.7
Right of use assets - finance, net	76.2	66.8
Intangible assets, net	1,012.6	1,081.2
Goodwill	791.5	765.4
Notes receivable, net	12.0	12.1
Other assets	14.7	17.6
Long-term assets associated with discontinued operations	0.7	52.2

TOTAL ASSETS	$3,399.0	$3,411.4

LIABILITIES
Current Liabilities:
Accounts payable and accrued liabilities	$83.2	$93.8
Income tax payable	49.0	28.1
Deferred revenue	9.5	7.2
Notes payable - current portion, net	12.5	10.1
Operating lease liabilities - current portion	10.4	10.0
Finance lease liabilities - current portion	8.7	6.2
Construction finance liabilities - current portion	1.2	0.9
Contingencies	34.7	13.0
Liabilities associated with discontinued operations	0.5	0.1

Total current liabilities	209.7	169.4
Long-Term Liabilities:
Notes payable, net	94.2	6.5
Private placement notes, net	541.7	462.9
Warrant liabilities	0.3	2.9
Operating lease liabilities	102.4	107.6
Finance lease liabilities	75.8	65.2
Construction finance liabilities	182.4	175.2
Deferred tax liabilities	224.1	241.9
Other long-term liabilities	26.2	8.4
Long-term liabilities associated with discontinued operations	14.6	24.0

TOTAL LIABILITIES	1,471.3	1,264.0

Commitments and contingencies
SHAREHOLDERS’ EQUITY
Common Stock, no par value; unlimited shares authorized. 185,987,512 and 180,504,172 issued and outstanding as of December 31, 2022 and December 31, 2021, respectively.	—	—
Additional paid-in-capital	2,045.0	2,008.1
Accumulated (deficit) earnings	(113.8)	137.7
Non-controlling interest	(3.5)	1.6

TOTAL SHAREHOLDERS’ EQUITY	1,927.7	2,147.4

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$3,399.0	$3,411.4

Trulieve Cannabis Corp.

Consolidated Statements of Operations and Comprehensive (Loss) Income

(in millions, except per share data)

	Three Months Ended		Full Year Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Revenues, net of discounts	$302.2	$304.9	$1,239.8	$938.0
Cost of goods sold	152.5	170.8	557.8	370.2

Gross profit	149.7	134.1	682.0	567.8
Expenses:
Sales and marketing	60.9	72.3	284.9	215.1
General and administrative	64.9	44.6	169.7	100.5
Depreciation and amortization	30.7	27.4	119.4	47.2
Impairment and disposal of long-lived assets, net	(0.6)	5.4	75.5	5.4

Total expenses	155.9	149.7	649.6	368.3

(Loss) Income from operations	(6.3)	(15.6)	32.4	199.6
Other income (expense):
Interest expense	(23.0)	(14.1)	(79.8)	(34.8)
Change in fair value of derivative liabilities - warrants	0.0	0.2	2.6	0.2
Other income (expense), net	(1.6)	0.7	1.4	1.1

Total other expense, net	(24.6)	(13.2)	(75.8)	(33.5)
(Loss) Income before provision for income taxes	(30.8)	(28.7)	(43.3)	166.1
Provision for income taxes	45.1	41.4	161.8	146.7
Net (loss) income from continuing operations and comprehensive (loss) income	(75.9)	(70.2)	(205.2)	19.4
Net loss from discontinued operations, net of tax benefit of ($3,776), $642, $10,663, and $642, respectively	(5.2)	(1.9)	(47.6)	(1.9)

Net (loss) income	(81.2)	(72.1)	(252.7)	17.4

Less: Net loss and comprehensive loss attributable to non-controlling interest from continuing operations	(4.1)	(0.6)	(6.7)	(0.6)

Net (loss) income and comprehensive (loss) income attributable to common shareholders	$(77.0)	$(71.5)	$(246.1)	$18.0

Net (loss) income per share - Continuing operations:
Basic and diluted	$(0.40)	$(0.48)	$(1.06)	$0.14
Net loss per share - Discontinued operations:
Basic and diluted	$(0.03)	$(0.01)	$(0.25)	$(0.01)
Weighted average number of common shares used in computing net (loss) income per share:
Basic	188.8	145.1	188.0	139.4

Diluted	188.8	145.1	188.0	146.8

Non-GAAP Financial Measures

In addition to our results determined in accordance with GAAP, we supplement our results with non-GAAP financial measures, including adjusted EBITDA, adjusted gross profit, adjusted net income (loss), adjusted net income (loss) per diluted share. Our management uses these non-GAAP financial measures in conjunction with GAAP financial measures to evaluate our operating results and financial performance. We believe these measures are useful to investors as they are widely used measures of performance and can facilitate comparison to other companies. These non-GAAP financial measures are not, and should not be considered as, measures of liquidity. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with GAAP financial performance measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found below. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP.

Reconciliation of Non-GAAP Adjusted EBITDA

The following table presents a reconciliation of GAAP net income (loss) to non-GAAP Adjusted EBITDA, for each of the periods presented:

	For the Three Months Ended			For the Full Year Ended
(Amounts expressed in millions of United States dollars)	December 31, 2022	December 31, 2021	September 30, 2022	December 31, 2022	December 31, 2021
Net Income (Loss) GAAP	$(77.0)	$(71.5)	$(114.6)	$(246.1)	$18.0
Add (Deduct) Impact of:
Interest Expense, net	$23.0	$14.1	$19.3	$79.8	$34.8
Provision For Income Taxes	$45.1	$41.4	$28.2	$161.8	$146.7
Depreciation and Amortization	$30.7	$27.4	$30.2	$119.4	$47.2
Depreciation in COGS	$13.4	$9.7	$14.6	$52.5	$24.1
EBITDA	$35.2	$21.1	$(22.3)	$167.4	$270.8
Impairment and Disposal of Long-lived Assets, net	$(0.6)	$5.4	$54.6	$75.5	$5.4
Results of Discontinued Operations	$5.2	$1.9	$38.1	$47.6	$1.9
Acquisition and Transaction Costs	$7.5	$1.5	$7.0	$24.8	$15.8
Integration and Transition Costs	$4.0	$22.9	$6.7	$21.1	$25.6
Other Non-Recurring Costs	$16.3	$3.4	$1.9	$27.8	$5.1
Share-Based Compensation and Related Premiums	$3.6	$7.0	$4.3	$18.1	$13.4
Legislative Campaign Contributions	$10.0	$0.0	$10.0	$20.0	$0.0
Inventory Step Up Fair Value	$0.0	$38.0	$0.0	$1.0	$41.2
Covid Related Expenses	$0.0	$0.2	$0.2	$0.8	$6.2
Other Expense (Income), net	$1.6	$(0.7)	$(0.4)	$(1.4)	$(1.1)
Fair Value of Derivative Liabilities - Warrants	$(0.0)	$(0.2)	$(0.4)	$(2.6)	$(0.2)
Results of Entities Not Legally Controlled	$1.9	$0.5	$(0.9)	$(0.0)	$0.5
Adjusted EBITDA Non-GAAP	$84.7	$100.9	$98.8	$400.1	$384.6

Reconciliation of Non-GAAP Adjusted Gross Profit

The following table presents a reconciliation of GAAP gross profit to non-GAAP adjusted gross profit, for each of the periods presented:

	For the Three Months Ended			For the Full Year Ended
(Amounts expressed in millions of United States dollars)	December 31, 2022	December 31, 2021	September 30, 2022	December 31, 2022	December 31, 2021
Gross Profit GAAP	$149.7	$134.1	$168.0	$682.0	$567.8
Gross Margin % GAAP	50%	44%	56%	55%	61%
Add (Deduct) Impact of:
Inventory Step Up Fair Value	$0.0	$38.0	$0.0	$1.0	$41.2
Transaction, Acquisition, and Integration Costs	$12.4	$8.5	$3.8	$19.8	$12.4
Adjusted Gross Profit Non-GAAP	$162.1	$180.6	$171.9	$702.9	$621.4
Adjusted Gross Margin % Non-GAAP	54%	59%	57%	57%	66%

Reconciliation of Non-GAAP Adjusted Net Income

The following table presents a reconciliation of GAAP net income (loss) to non-GAAP adjusted net income, for each of the periods presented:

	For the Three Months Ended			For the Full Year Ended
(Amounts expressed in millions of United States dollars)	December 31, 2022	December 31, 2021	September 30, 2022	December 31, 2022	December 31, 2021
Net Income (Loss) GAAP	$(77.0)	$(71.5)	$(114.6)	$(246.1)	$18.0
Add (Deduct) Impact of:
Share-Based Compensation Related Premiums	$0.0	$0.0	$0.0	$0.0	$4.2
Fair Value of Derivative Liabilities - Warrants	$(0.0)	$(0.2)	$(0.4)	$(2.6)	$(0.2)
Inventory Step Up Fair Value	$0.0	$38.0	$0.0	$1.0	$41.2
Transaction, Acquisition, and Integration Costs	$37.8	$27.9	$25.5	$93.7	$46.5
Covid Related Expenses	$0.0	$0.2	$0.2	$0.8	$6.2
Impairment and Disposal of Long-lived Assets, Net	$(0.6)	$5.4	$54.6	$75.5	$5.4
Results of Discontinued Operations	5.2	$1.9	$38.1	$47.6	$1.9
Adjusted Net Income (Loss) Non-GAAP	$(34.7)	$1.5	$3.5	$(30.1)	$123.2

Reconciliation of Non-GAAP Adjusted Earnings Per Share

The following table presents a reconciliation of GAAP earnings (loss) per share to non-GAAP adjusted earnings per share, for each of the periods presented:

	For the Three Months Ended			For the Full Year Ended
(Amounts expressed in millions of United States dollars)	December 31, 2022	December 31, 2021	September 30, 2022	December 31, 2022	December 31, 2021
Earnings (Loss) Per Share GAAP	$(0.41)	$(0.49)	$(0.61)	$(1.31)	$0.12
Add (Deduct) Impact of:
Share-Based Compensation Related Premiums	$0.00	$0.00	$0.00	$0.00	$0.03
Fair Value of Derivative Liabilities - Warrants	$(0.00)	$(0.00)	$(0.00)	$(0.01)	$(0.00)
Inventory Step Up Fair Value	$0.00	$0.26	$0.00	$0.01	$0.28
Transaction, Acquisition, and Integration Costs	$0.20	$0.19	$0.14	$0.50	$0.32
Covid Related Expenses	$0.00	$0.00	$0.00	$0.00	$0.04
Impairment and Disposal of Long-lived Assets, Net	$(0.00)	$0.04	$0.29	$0.40	$0.04
Results of Discontinued Operations	$0.03	$0.01	$0.20	$0.25	$0.01
Adjusted Earnings Per Share Non-GAAP	$(0.18)	$0.01	$0.02	$(0.16)	$0.84

Forward-Looking Statements

This news release includes forward-looking information and statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the Company’s expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding cannabis regulatory reform, the Company’s growth opportunities and the Company’s investment plans for sustainable growth. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current projections and expectations about future events and financial trends that management believes might affect its financial condition, results of operations, business strategy and financial needs, and on certain assumptions and analysis made by the Company in light of the experience and perception of historical trends, current conditions and expected future developments and other factors management believes are appropriate. Forward-looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking information and statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and in our periodic reports subsequently filed with the United Sates Securities and Exchange Commission and in the Company’s filings on SEDAR at www.sedar.com. Although the Company believes that any forward-looking information and statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such information and statements, there can be no assurance that any such forward-looking information and statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Any forward-looking information and statements herein are made as of the date hereof and, except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking information and statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward looking information and statements herein, whether as a result of new information, future events or results, or otherwise.

About Trulieve

Trulieve is an industry leading, vertically integrated cannabis company and multi-state operator in the U.S., with established hubs in the Northeast, Southeast, and Southwest, anchored by leading market positions in Arizona, Florida, and Pennsylvania. Trulieve is poised for accelerated growth and expansion, building scale in retail and distribution in new and existing markets through its hub strategy. By providing innovative, high-quality products across its brand portfolio, Trulieve delivers optimal customer experiences and increases access to cannabis, helping patients and customers to live without limits. Trulieve is listed on the CSE under the symbol TRUL and trades on the OTCQX market under the symbol TCNNF. For more information, please visit Trulieve.com.

Facebook: @Trulieve

Instagram: @Trulieve

Twitter: @Trulieve

Investor Contact

Christine Hersey, Vice President of Investor Relations

+1 (424) 202-0210

Christine.Hersey@Trulieve.com

Media Contact

Rob Kremer, Executive Director of Corporate Communications

+1 (404) 218-3077

Robert.Kremer@Trulieve.com